Exhibit 99.1

NEWS RELEASE
WESCO International, Inc. / Suite 700, 225 West Station Square Drive / Pittsburgh, PA 15219

WESCO INTERNATIONAL, INC. ADOPTS STOCKHOLDER RIGHTS PLAN

PITTSBURGH, July 17, 2020 — The Board of Directors of WESCO International, Inc. (NYSE: WCC) today adopted a stockholder rights plan and declared a dividend distribution of one preferred share purchase right on each outstanding share of WESCO common stock.

The rights are intended to enable all WESCO stockholders to realize the long-term value of their investment in the Company.  The rights will not prevent a takeover, but should encourage anyone seeking to acquire the Company to negotiate with the Company’s Board of Directors.

The rights plan provides that the rights will expire on July 16, 2021.  The Board of Directors of the Company could determine to terminate the rights plan earlier if circumstances warrant.

The rights will be exercisable only if a person or group acquires 10% or more (or, in the case of passive investors filing statements on Schedule 13G, 15% or more) of WESCO’s common stock.  Passive investors filing statements on Schedule 13G will not benefit from the higher threshold if they subsequently file a statement on Schedule 13D and, at such time or anytime thereafter, beneficially own 10% or more of WESCO’s common stock, unless such investors reduce their ownership to below 10% within 10 days from such filing. If a person or group beneficially owns 10% or more (or, in the case of passive investors filing statements on Schedule 13G, 15% or more) of WESCO’s common stock at the time of the adoption of the rights plan, such person’s or group’s ownership will be “grandfathered” at the level of their ownership at the time of the adoption of the rights plan, but the rights would become exercisable if such person or group subsequently acquires any additional shares of WESCO’s common stock.

If a person or group acquires 10% or more (or, in the case of passive investors filing statements on Schedule 13G, 15% or more) of WESCO’s outstanding common stock, each right will entitle its holder (other than such person or members of such group) to purchase for $250, a number of WESCO’s  common shares having a market value of twice such price.  In addition, at any time after a person or group acquires 10% or more (or, in the case of passive investors filing statements on Schedule 13G, 15% or more) of WESCO’s outstanding common stock (unless such person or group acquires 50% or more), WESCO’s board of directors may exchange one share of the company’s common stock for each outstanding right (other than rights owned by such person or group, which would have become void).

Prior to the acquisition by a person or group of beneficial ownership of 10% or more (or, in the case of passive investors filing statements on Schedule 13G, 15% or more) of the Company’s common stock, the rights are redeemable for $0.001 per right at the option of the Board of Directors.

Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to constitute beneficial ownership of the underlying common stock for reporting purposes under Regulation 13D of the Securities Exchange Act — are treated as beneficial ownership of the number of shares of the company’s common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the company’s stock are directly or indirectly held by counterparties to the derivatives contracts.

The dividend distribution will be made on July 27, 2020, payable to stockholders of record on that date, and is not taxable to stockholders.

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About WESCO
WESCO International, Inc. (NYSE: WCC), a publicly traded FORTUNE 500® company headquartered in Pittsburgh, Pennsylvania, is a leading provider of business-to-business distribution, logistics services and supply chain solutions. Pro forma 2019 annual sales were over $17 billion, including Anixter International which it acquired in June 2020. WESCO offers a best-in-class product and services portfolio of Electrical and Electronic Solutions, Communications and Security Solutions, and Utility and Broadband Solutions. The company employs over 18,000 people, maintains relationships with over 30,000 suppliers, and serves more than 150,000 customers worldwide.  With nearly 1.5 million products, end-to-end supply chain services, and leading digital capabilities, WESCO provides innovative solutions to meet current customer needs across commercial and industrial businesses, contractors, government agencies, institutions, telecommunications providers, and utilities. WESCO operates nearly 800 branch and warehouse locations in over 50 countries, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.

Forward-Looking Statements
All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between WESCO and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company’s plans, objectives, expectations and intentions, statements that address the combined company’s expected future business and financial performance, and other statements identified by words such as “anticipate,” “plan,” “believe,” “estimate,” “intend,” “expect,” “project,” “will” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO’s management, as well as assumptions made by, and information currently available to, WESCO’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO’s and WESCO’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation or post-closing regulatory action relating to the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, the risk that problems may arise in successfully integrating the businesses of the companies or that the combined company could be required to divest one or more businesses, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company’s business, results of operations and financial conditions, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company’s control. Additional factors that could cause results to differ materially from those described above can be found in WESCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and WESCO’s other reports filed with the SEC.

Contact:  Will Ruthrauff, Director Investor Relations and Corporate Communications
WESCO International, Inc. (412) 454-4220, Fax: (412) 222-7566
http://www.wesco.com